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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     January 13, 1997
                                                ------------------------------

                           CASE RECEIVABLES II INC.
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                 33-99298               76-0439709
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(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)         Identification No.)


233 Lake Avenue, Racine, Wisconsin                                   53403
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                   ---------------------------

                   233 Lake Avenue, Racine, Wisconsin 53403
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.     Other Events

      In the Prospectus Supplement dated September 12, 1996, issued under Registration Statement No. 33-99298, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Loan Trust 1996-B upon completion of the Funding Period. Following below is such information:


                      Composition of the Receivables Pool
                      as of the end of the Funding Period

  Weighted                                  Weighted     Weighted
  Average                                   Average      Average     Average
   APR of       Aggregate      Number of    Remaining    Original    Contract
Receivables   Contract Value  Receivables    Term         Term       Value
-----------   --------------  -----------  ---------    ---------    --------

  8.67%        $802,217,549     31,138    43.30 months  46.90 months  $25,763


                  Distribution by APR of the Receivables Pool
                      as of the end of the Funding Period

                                                                    Percent of
                                                       Aggregate    Aggregate
                                       Number of        Contract     Contract
APR Range                             Receivables        Value        Value
---------                             -----------     ----------    ---------

 3.00% to 3.99%.....................       1,077   $  14,445,408       1.80%
 4.00% to 4.99%.....................       1,619      33,528,644       4.18
 5.00% to 5.99%.....................         883      21,801,927       2.72
 6.00% to 6.99%.....................         929      13,616,219       1.70
 7.00% to 7.99%.....................       9,901     255,550,691      31.85
 8.00% to 8.99%.....................       2,817     129,250,314      16.11
 9.00% to 9.99%.....................       3,874     157,184,681      19.59
10.00% to 10.99%....................       8,243     157,120,393      19.59
11.00% to 11.99%....................       1,246      13,739,399       1.71
12.00% to 12.99%....................         352       3,371,460       0.42
13.00% to 13.99%....................         181       2,082,790       0.26
14.00% to 15.00%....................          16         525,623       0.07
                                          ------    ------------     ------
      Total ........................      31,138    $802,217,549     100.00%
                                          ======    ============     ======



            Distribution by Equipment Type of the Receivables Pool
                      as of the end of the Funding Period


                                                                   Percent of
                                                      Aggregate    Aggregate
                                      Number of        Contract     Contract
Type                                 Receivables        Value        Value
----                                 -----------      ---------    ----------

Agricultural
      New   ........................     9,985      $ 225,248,892     28.08%
      Used  ........................    12,742        330,131,444     41.15
Construction
      New   ........................     5,577        176,183,470     21.96
      Used  ........................     2,834         70,653,743      8.81
                                       -------       ------------    -------
            Total...................    31,138       $802,217,549    100.00%
                                       =======       ============    =======



           Distribution by Payment Frequency of the Receivables Pool
                      as of the end of the Funding Period

                                                                    Percent of
                                                      Aggregate      Aggregate
                                      Number of       Contract       Contract
Frequency                            Receivables        Value          Value
---------                           ------------      ---------     ----------

Annual(1)   ........................     17,207    $468,558,085        58.41%
Semiannual  ........................      1,367      36,720,083         4.58
Quarterly   ........................        232       4,566,063         0.57
Monthly     ........................     12,332     292,373,318        36.44
                                         ------    ------------       -------
      Total ........................     31,138    $802,217,549       100.00%
                                         ======    ============       =======

_______________________
(1)   Approximately 6.16%, 8.24%, 7.47%, 7.74%, 6.45%, 7.58%, 19.64%, 11.21%,
      10.63% and 8.00% of the annual Receivables have scheduled payments within the Collection Periods relating to the Payment Dates in January, April, May, June, July, August, September, October, November and December, respectively.



             Distribution by Current Value of the Receivables Pool
                      as of the end of the Funding Period


                                                                   Percent of
      Contract                                       Aggregate     Aggregate
       Value                           Number of      Contract       Contract
       Range                          Receivables      Value          Value
      --------                        -----------    ---------    -----------

$      0.01 to $  5,000.00..........       4,358   $  13,593,115        1.69%
   5,000.01 to   10,000.00..........       6,428      47,542,082        5.93
  10,000.01 to   15,000.00..........       4,879      60,298,726        7.52
  15,000.01 to   20,000.00..........       3,220      55,702,063        6.94
  20,000.01 to   25,000.00..........       1,887      42,072,007        5.24
  25,000.01 to   30,000.00..........       1,499      41,134,445        5.13
  30,000.01 to   35,000.00..........       1,246      40,452,472        5.04
  35,000.01 to   40,000.00..........       1,142      42,880,473        5.35
  40,000.01 to   45,000.00..........       1,069      45,335,063        5.65
  45,000.01 to   50,000.00..........         920      43,584,369        5.43
  50,000.01 to   55,000.00..........         720      37,666,248        4.70
  55,000.01 to   60,000.00..........         632      36,277,959        4.52
  60,000.01 to   65,000.00..........         506      31,536,779        3.93
  65,000.01 to   70,000.00..........         387      26,154,421        3.26
  70,000.01 to   75,000.00..........         350      25,384,685        3.16
  75,000.01 to   80,000.00..........         982      84,039,656       10.48
 100,000.01 to 200,000.00...........         829     104,045,698       12.97
 200,000.01 to 300,000.00...........          60      14,335,169        1.79
 300,000.01 and over................          24      10,182,119        1.27
                                          ------    ------------      -------
      Total ........................      31,138    $802,217,549      100.00%
                                          ======    ============      =======



                Geographic Distribution of the Receivables Pool
                      as of the end of the Funding Period


                           Percent of                            Percent of
                           Aggregate                             Aggregate
State(1)                Contract Value    State                Contract Value
--------                --------------    -----                --------------

Alabama.................    1.17%         Nebraska................  3.44%
Alaska..................    0.17          Nevada..................  0.63
Arizona.................    1.72          New Hampshire...........  0.30
Arkansas................    5.66          New Jersey..............  0.99
California..............    2.83          New Mexico..............  0.40
Colorado................    1.53          New York................  2.53
Connecticut.............    0.39          North Carolina..........  2.00
Delaware................    0.38          North Dakota............  2.30
District of Columbia....    0.00          Ohio....................  2.81
Florida.................    1.64          Oklahoma................  1.31
Georgia.................    2.94          Oregon..................  1.38
Hawaii..................    0.05          Pennsylvania............  2.40
Idaho...................    2.02          Rhode Island............  0.01
Illinois................    6.35          South Carolina..........  0.79
Indiana.................    3.42          South Dakota............  3.14
Iowa....................    6.19          Tennessee...............  2.66
Kansas..................    2.57          Texas...................  6.19
Kentucky................    1.59          Utah....................  0.95
Louisiana...............    1.43          Vermont.................  0.22
Maine...................    0.37          Virginia................  1.24
Maryland................    1.09          Washington..............  2.13
Massachusetts...........    0.37          West Virginia...........  0.28
Michigan................    2.70          Wisconsin...............  2.19
Minnesota...............    4.37          Wyoming.................  0.30
Mississippi.............    2.25              Total.............. 100.00%
Missouri................    4.87                                  =======
Montana   ..............    1.34


__________________________
(1)   Based on billing addresses of Obligors.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CASE RECEIVABLES II INC.
                                      (Registrant)




Dated:  February 4, 1997        By:   /s/ Robert A. Wegner
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                                          Robert A. Wegner
                                          Vice President